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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported): MAY 8, 2003


                            TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



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
                     DELAWARE                                1-12387                         76-0515284
(State or Other Jurisdiction of Incorporation)     (Commission File Number)     (IRS Employer Identification No.)
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      500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                  60045
        (Address of Principal Executive Offices)                 (Zip Code)





Registrant's telephone number, including area code:    (847) 482-5000





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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On May 8, 2003, the Company issued a press release announcing that Neal Yanos has been promoted to senior vice president and general manager, responsible for both the company's North American original equipment ride control and North American aftermarket businesses. This press release, filed as
Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.            Description
99.1                   Press release dated May 8, 2003


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TENNECO AUTOMOTIVE INC.


Date: May 8, 2003                           By:  /s/ Mark A. McCollum
                                                 -----------------------------
                                                 Mark A. McCollum
                                                 Senior Vice President and
                                                 Chief Financial Officer



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EXHIBIT INDEX

         Exhibit           Description
         Number

         99.1 Press Release dated May 8, 2003, announcing that Neal Yanos has been promoted to senior vice president and general manager, responsible for both the company's North American original equipment ride control and North American aftermarket businesses.